MEGAN MEZANIN SDN BHD
(202001005142(1361462-A))
B-01-07, GATEWAY CORPORATE SUITE
GATEWAY KIARAMAS, NO. 1 JALAN DESA KIARA
50480 MONT KIARA, WP KUALA LUMPUR
EMAIL: mmsb.general@gmail.com

Our Ref: MM2022/LOA/P002/004

Date: 28 April 2023

KHENG BUILDERS SDN BHD
A-10-09 Atria Soho Suites
Jalan SS22/23 Damansara Jaya
47400 Petaling Jaya
Selangor Darul Ehsan

WAKUBA NEW SHRIMP FARM DEVELOPMENT PROJECT

LETTER OF AWARD

With reference to your submission of the Tender Document dated 13 April 2023, we are pleased to confirm the award for the execution and completion of the abovementioned works to you at a Contract Sum of Ringgit Malaysia: Three million four hundred fifty nine thousand only (RM3,459,000.00).

The award of this Contract is subject to the terms and conditions in the tender documents including the following, which shall form part of the Contract to be entered by your good self and Megan Mezanin Sdn Bhd.

1.0 SCOPE OF WORKS

1.1 The scope of works is as described in the Tender Documents.

1.2 Your scope of works shall include provisions for transportation, preparation works, and all other works, which is deemed necessary for the full completion of the works.

2.0 CONTRACT SUM

2.1 The awarded contract sum of RM459,000.00 is made up from the following items:

Item	Description	Amount (RM)
1	Building Works - Main Feed Store - Sub Feed Store - Workshop - Surau - Guard House - Farm Office - Canteen - Worker's Quarters	3,459,000.00
	TOTAL VALUE	**3,459,000.00**

MEGAN MEZANIN SDN BHD

(202001005142(1361462-A))

B-01-07, GATEWAY CORPORATE SUITE
GATEWAY KIARAMAS, NO. 1 JALAN DESA KIARA
50480 MONT KIARA, WP KUALA LUMPUR
EMAIL: mmsb.general@gmail.com

2.2 This is a firm-priced Contract and it shall not be subject to any fluctuation and cost increase or whatsoever reason other than variation instructed by Megan Mezanin Sdn Bhd.

3.0 CONTRACT PERIOD

3.1 The total contract period shall be as follows:

The Date of Commencement: 01.05.2023

The Date of Completion: 31.12.2023

Please return the original duly signed to us and retain one copy for yourself within three (3) days from the date above.

Thank you.

Yours faithfully,

[redacted]